TRANSUNION AND SUBSIDIARIES                                                    Exhibit 99.2
RECAST HISTORICAL FINANCIAL INFORMATION (excluding Healthcare divestiture)
(Unaudited)

	Three months ended				Twelve months ended
(in millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021	December 31, 2020	December 31, 2019

Revenue:
Financial Services	$263.1	$270.7	$277.6	$267.5	$1,078.9	$939.6	$849.0
Emerging Verticals	158.6	168.0	172.5	213.0	712.1	571.1	567.7
U.S. Markets	$421.7	$438.7	$450.1	$480.5	$1,791.0	$1,510.7	$1,416.7
International	166.3	172.5	178.0	185.1	701.9	582.7	623.5
Consumer Interactive	130.4	136.6	135.0	143.9	545.8	513.1	497.8
Eliminations	(19.4)	(19.6)	(19.7)	(19.7)	(78.4)	(75.9)	(74.8)
Total consolidated revenue	$698.9	$728.2	$743.4	$789.8	$2,960.2	$2,530.6	$2,463.2

Adjusted Revenue (1):
Financial Services	$263.1	$270.7	$277.6	$267.5	$1,078.9	$939.6	$849.0
Emerging Verticals	158.6	168.0	172.5	213.0	712.1	571.1	$567.7
U.S. Markets	$421.7	$438.7	$450.1	$480.5	$1,791.0	$1,510.7	$1,416.7
International (1)	166.3	172.5	178.0	185.1	701.9	582.7	$629.1
Consumer Interactive	130.4	136.6	135.0	143.9	545.8	513.1	$497.8
Eliminations	(19.4)	(19.6)	(19.7)	(19.7)	(78.4)	(75.9)	$(74.8)
Total consolidated Adjusted Revenue (1)	$698.9	$728.2	$743.4	$789.8	$2,960.2	$2,530.6	$2,469.0

Net income attributable to TransUnion	$127.9	$127.6	$114.2	$1,017.4	$1,387.1	$343.2	$346.9
Discontinued operations, net of tax	(13.3)	(10.8)	(21.5)	(986.1)	(1,031.7)	(49.8)	(48.0)
Income from continuing operations attributable to TransUnion	$114.6	$116.8	$92.7	$31.3	$355.5	$293.4	$298.9
Net interest expense	25.1	24.7	24.9	34.4	109.2	120.6	166.2
Provision for income taxes	23.7	58.6	32.3	16.3	130.9	83.7	70.5
Depreciation and amortization	89.4	93.2	90.9	103.4	377.0	346.8	338.6
EBITDA	$252.9	$293.4	$240.8	$185.5	$972.5	$844.5	$874.2
Adjusted EBITDA:
Acquisition-related revenue adjustments (1)	—	—	—	—	—	—	5.6
Stock-based compensation (2)	15.4	17.1	16.7	20.9	70.1	45.9	55.3
Mergers and acquisitions, divestitures and business optimization (3)	1.8	8.8	18.8	23.2	52.6	8.5	1.1
Accelerated technology investment (4)	7.3	9.8	12.6	12.6	42.3	19.3	—
Net other (5)	0.1	(33.8)	12.8	40.2	19.4	35.5	29.7
Total adjustments to EBITDA	$24.6	$1.9	$60.9	$96.9	$184.4	$109.1	$91.7
Consolidated Adjusted EBITDA	$277.5	$295.3	$301.7	$282.4	$1,156.9	$953.6	$965.9

TRANSUNION AND SUBSIDIARIES                                                    Exhibit 99.2
RECAST HISTORICAL FINANCIAL INFORMATION (excluding Healthcare divestiture)
(Unaudited)

	Three months ended				Twelve months ended
(in millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021	December 31, 2020	December 31, 2019

Adjusted EBITDA:
U.S. Markets	$176.7	$186.8	$185.7	$166.4	$715.6	$593.9	$573.7
International	71.4	72.2	77.7	78.8	300.1	219.8	258.1
Consumer Interactive	58.5	64.8	69.4	70.3	263.1	247.6	248.4
Corporate	(29.1)	(28.5)	(31.1)	(33.2)	(121.9)	(107.6)	(114.3)
Consolidated Adjusted EBITDA	$277.5	$295.3	$301.7	$282.4	$1,156.9	$953.6	$965.9

Net Income Margin (6)	16.4%	16.0%	12.5%	4.0%	12.0%	11.6%	12.1%

Adjusted EBITDA margin (8):
U.S. Markets	41.9%	42.6%	41.3%	34.6%	40.0%	39.3%	40.5%
International	42.9%	41.8%	43.7%	42.6%	42.8%	37.7%	41.0%
Consumer Interactive	44.9%	47.5%	51.4%	48.9%	48.2%	48.3%	49.9%
Consolidated	39.7%	40.6%	40.6%	35.8%	39.1%	37.7%	39.1%

Adjusted Net Income:
Net income attributable to TransUnion	$127.9	$127.6	$114.2	$1,017.4	$1,387.1	$343.2	$346.9
Discontinued operations, net of tax	(13.3)	(10.8)	(21.5)	(986.1)	(1,031.7)	(49.8)	(48.0)
Income from continuing operations attributable to TransUnion	$114.6	$116.8	$92.7	$31.3	$355.5	$293.4	$298.9
Adjustments before income tax items:
Acquisition-related revenue adjustments (1)	—	—	—	—	—	—	5.6
Stock-based compensation (2)	15.4	17.1	16.7	20.9	70.1	45.9	55.3
Mergers and acquisitions, divestitures and business optimization (3)	1.8	8.8	18.8	23.2	52.6	8.5	1.1
Accelerated technology investment (4)	7.3	9.8	12.6	12.6	42.3	19.3	—
Net other (5)	(0.2)	(34.2)	12.4	39.7	17.7	34.1	27.9
Amortization of certain intangible assets (7)	45.3	45.0	44.7	54.4	189.3	181.2	191.2
Total adjustments before income tax items	$69.6	$46.4	$105.2	$150.8	$372.0	$288.9	$281.0
Change in provision for income taxes	(23.7)	7.2	(21.4)	(25.0)	(62.9)	(68.2)	(108.7)
Consolidated Adjusted Net Income	$160.5	$170.4	$176.5	$157.1	$664.5	$514.1	$471.2

TRANSUNION AND SUBSIDIARIES                                                    Exhibit 99.2
RECAST HISTORICAL FINANCIAL INFORMATION (excluding Healthcare divestiture)
(Unaudited)

	Three months ended				Twelve months ended
(in millions, except per share data)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021	December 31, 2020	December 31, 2019

Weighted-average shares outstanding:
Basic	190.9	191.4	191.6	191.7	191.4	189.9	187.8
Diluted	192.5	192.8	193.1	193.2	193.0	192.2	191.8

Income from continuing operations attributable to TransUnion	$114.6	$116.8	$92.7	$31.3	$355.5	$293.4	$298.9
Discontinued operations, net of tax	13.3	10.8	21.5	986.1	1,031.7	49.8	48.0
Net income attributable to TransUnion	$127.9	$127.6	$114.2	$1,017.4	$1,387.1	$343.2	$346.9

Basic earnings per common share from:
Income from continuing operations attributable to TransUnion	$0.60	$0.61	$0.48	$0.16	$1.86	$1.54	$1.59
Discontinued operations, net of tax	$0.07	$0.06	$0.11	$5.15	$5.39	$0.26	$0.26
Net income attributable to TransUnion	$0.67	$0.67	$0.60	$5.31	$7.25	$1.81	$1.85

Diluted earnings per common share from:
Income from continuing operations attributable to TransUnion	$0.60	$0.61	$0.48	$0.16	$1.84	$1.53	$1.56
Discontinued operations, net of tax	$0.07	$0.06	$0.11	$5.10	$5.35	$0.26	$0.25
Net income attributable to TransUnion	$0.66	$0.66	$0.59	$5.27	$7.19	$1.79	$1.81

Adjusted Net Income	$160.5	$170.4	$176.5	$157.1	$664.5	$514.1	$471.2

Adjusted Earnings per Share:
Basic	$0.84	$0.89	$0.92	$0.82	$3.47	$2.71	$2.51
Diluted	$0.83	$0.88	$0.91	$0.81	$3.44	$2.67	$2.46

TRANSUNION AND SUBSIDIARIES                                                    Exhibit 99.2
RECAST HISTORICAL FINANCIAL INFORMATION (excluding Healthcare divestiture)
(Unaudited)

Footnotes to the tables above:

As a result of displaying amounts in millions, rounding differences may exist in the tables above.
(1)This adjustment represents certain non-cash adjustments related to acquired entities, predominantly adjustments to increase revenue resulting from purchase accounting reductions to deferred revenue we record on the opening balance sheet of acquired entities. For the year ended December 31, 2019, these adjustments were only recorded in the International segment. Beginning in the third quarter of 2019, we no longer have these adjustments to revenue.
(2)Consists of stock-based compensation and cash-settled stock-based compensation.
(3)Consists of costs incurred for various acquisition, divestiture, integration and business optimization efforts; gains and losses on our Cost Method investments resulting from observable prices changes; adjustments to contingent consideration expense from previous acquisitions; and reimbursements for transition services related to divested businesses, net of separation expenses.
(4)Represents expenses associated with our accelerated technology investment to migrate to the cloud.
(5)Consists of the following types of adjustments: adjustments for certain legal and regulatory expenses; recoveries from the Fraud Incident, net of additional administrative expenses; deferred loan fees written off as a result of the prepayments on our debt; gains and losses from currency remeasurement of our foreign operations; loan fees and other.
(6)Net Income Margin is calculated as net income from continuing operations attributable to TransUnion divided by total consolidated revenue.
(7)Consists of amortization of intangible assets from our 2012 change in control transaction and amortization of intangible assets established in business acquisitions after our 2012 change in control transaction.
(8)Segment Adjusted EBITDA margins are calculated using segment gross revenue and segment Adjusted EBITDA. Consolidated Adjusted EBITDA margin is calculated using total revenue as reported and consolidated Adjusted EBITDA.